Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

AS OF DECEMBER 31, 2011

FULL NAME OF SUBSIDIARY	PLACE OF INCORPORATION
CENTRAL NATIONAL INSURANCE COMPANY OF OMAHA	NEBRASKA, USA
SIRIUS INTERNATIONAL HOLDING COMPANY, INC.	NEW YORK, USA
SIRIUS AMERICA INSURANCE COMPANY	NEW YORK, USA
FUND AMERICAN HOLDINGS AB	SWEDEN
GUILFORD HOLDINGS, INC.	DELAWARE, USA
HOMELAND INSURANCE COMPANY OF DELAWARE	DELWARE, USA
LONE TREE HOLDINGS LTD.	BERMUDA
MILL SHARES HOLDINGS BERMUDA LIMITED	BERMUDA
ONEBEACON U.S. ENTERPRISES HOLDINGS, INC.	DELAWARE, USA
ONEBEACON U.S. FINANCIAL SERVICES, INC.	DELAWARE, USA
ONEBEACON U.S. HOLDINGS, INC.	DELAWARE, USA
ONEBEACON AMERICA INSURANCE COMPANY	MASSACHUSETTS, USA
ONEBEACON HOLDINGS (GIBRALTAR) LIMITED	GIBRALTAR
ONEBEACON HOLDINGS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
ONEBEACON INSURANCE COMPANY	PENNSYLVANIA, USA
ONEBEACON INSURANCE GROUP LLC	DELAWARE, USA
ONEBEACON INSURANCE GROUP LTD.	BERMUDA
ONEBEACON INVESTMENTS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
PSC HOLDINGS LTD.	BERMUDA
PENNSYLVANIA GENERAL INSURANCE COMPANY	PENNSYLVANIA, USA
SCANDINAVIAN REINSURANCE COMPANY LTD.	BERMUDA
SIRIUS INSURANCE HOLDING SWEDEN AB	SWEDEN
SIRIUS INTERNATIONAL INSURANCE CORPORATION	SWEDEN
THE NORTHERN ASSURANCE COMPANY OF AMERICA	MASSACHUSETTS, USA
WHITE MOUNTAINS ADVISORS LLC	DELAWARE, USA
WHITE MOUNTAINS HOLDING (NL)B.V.	NETHERLANDS
WHITE MOUNTAINS HOLDINGS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WHITE MOUNTAINS INTERNATIONAL S.A.R.L.	LUXEMBOURG
WHITE MOUNTAINS INVESTMENTS BERMUDA LTD.	BERMUDA
WHITE MOUNTAINS LIFE REINSURANCE (BERMUDA) LTD.	BERMUDA
WHITE MOUNTAINS RE BERMUDA LTD.	BERMUDA
SIRIUS INTERNATIONAL FINANCIAL SERVICES LTD.	BERMUDA
SIRIUS INTERNATIONAL GROUP, LTD.	BERMUDA
SIRIUS RE HOLDINGS, INC.	DELAWARE, USA
SIRIUS INTERNATIONAL HOLDINGS, LTD.	BERMUDA
SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.	BERMUDA
WHITE MOUNTAINS RE UNDERWRITING SERVICES LTD.	BERMUDA
WHITE ROCK HOLDINGS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WHITE SANDS HOLDINGS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM ALAMEDA (GIBRALTAR) LIMITED	GIBRALTAR
WM BECH (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM BELVAUX (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM CALETA (GIBRALTAR) LIMITED	GIBRALTAR
WM CLAY (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM CUMBERLAND (GIBRALTAR) LIMITED	GIBRALTAR
WM FINDEL (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM KAOLIN (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM KEHLEN (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM LAGUNA (GIBRALTAR) LIMITED	GIBRALTAR
WM LIMESTONE (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM LINGER (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM MERL (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM MONTAGU (GIBRALTAR) LIMITED	GIBRALTAR
WM OLM (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM QUEENSWAY (GIBRALTAR) LIMITED	GIBRALTAR
WM REULER (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM VIANDEN (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WM PHOENIX (LUXEMBOURG) S.A.R.L.	LUXEMBOURG
WHITE SHOALS RE LTD.	BERMUDA

WHITE MOUNTAINS RE SIRIUS CAPITAL LTD.	UNITED KINGDOM
WHITE MOUNTAINS RE UNDERWRITING SERVICES AMERICA LLC	NEW YORK, USA
SIRIUS GLOBAL SERVICES LLC	DELAWARE, USA
WHITE MOUNTAINS SPECIALTY UNDERWRITING, INC.	CONNECTICUT, USA
WHITE MOUNTAINS SOLUTIONS HOLDINGS COMPANY	CONNECTICUT, USA
SIRIUS INTERNATIONAL HOLDINGS (NL)B.V.	NETHERLANDS
STAR RE LTD.	BERMUDA
BRIDGE HOLDINGS (BERMUDA) LTD.	BERMUDA
WHITE MOUNTAINS CAPITAL, INC.	DELAWARE, USA
WHITE MOUNTAINS FINANCIAL SERVICES LLC	DELAWARE, USA
WHITE MOUNTAINS SERVICES LLC	DELAWARE, USA
ONEBEACON SERVICES LLC	DELAWARE, USA

Certain other subsidiaries of the Company have been omitted since, in the aggregate, they would not constitute a significant subsidiary.